UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

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METROPOLITAN SERIES FUND, INC.

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METROPOLITAN SERIES FUND, INC.

501 BOYLSTON STREET

BOSTON, MASSACHUSETTS 02116

July 8, 2009

Letter from the President

Re: Neuberger Berman Mid Cap Value Portfolio Investment Management Change

In our continuing effort to fulfill your investment objectives, the attached Information Statement details a recent change in the subadviser of the Neuberger Berman Mid Cap Value Portfolio (the “Portfolio”). Effective May 4, 2009, the subadviser of the Portfolio was changed to Neuberger Berman Management LLC.

PLEASE NOTE THAT NO ACTION IS REQUIRED ON YOUR PART.

We appreciate your continued confidence in our investment offerings.

Sincerely,

Elizabeth M. Forget
President

METROPOLITAN SERIES FUND, INC.

NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

501 BOYLSTON STREET

BOSTON, MA 02116

INFORMATION STATEMENT

Important Notice Regarding the Availability of this Information Statement.

This Information Statement is available at www.metlife.com/msf.

This Information Statement is being furnished by the Board of Directors (the “Board of Directors” or the “Directors”) of Metropolitan Series Fund, Inc. (the “Fund”) to the shareholders of the Neuberger Berman Mid Cap Value Portfolio (the “Portfolio”). This Information Statement is being mailed beginning on or about July 13, 2009 to the Portfolio’s shareholders (each, a “Shareholder,” and, collectively, the “Shareholders”) of record as of the close of business on May 4, 2009 (the “Record Date”).

No shareholder vote will be taken with respect to the matters described in this Information Statement. We are not asking you for a proxy, and you are requested not to send us a proxy.

I.	INTRODUCTION

The Fund, an open-end management investment company, is a Maryland corporation that was formed on November 23, 1982. The Fund is a series type company with 38 series or investment portfolios. The Portfolio is one of those portfolios. MetLife Advisers, LLC (the “Manager”) acts as investment adviser to the Portfolio. Prior to May 4, 2009, Neuberger Berman Management LLC (“NB Management LLC”) acted as subadviser to the Portfolio pursuant to a subadvisory agreement dated October 31, 2003, as amended on November 9, 2006, between Neuberger Berman Management Inc. and the Manager (the “Previous Subadvisory Agreement”). NB Management LLC was known as Neuberger Berman Management Inc. until August 28, 2008.

Effective May 4, 2009, Neuberger Berman Group LLC (“NB Group”) completed an employee-led buyout (the “Transaction”) of businesses conducted by NB Management LLC and Neuberger Berman LLC, as well as the fixed income business and certain alternative asset management businesses conducted through Lehman Brothers Holdings Inc.’s (“Lehman Brothers’”) Investment Management Division (collectively, the “Acquired Businesses”). The Acquired Businesses, including NB Management LLC, are now indirectly owned by, among others, portfolio managers employed by NB Group and formerly employed by NB Management LLC, Neuberger Berman LLC’s management team, and certain key members and senior professionals of Lehman Brothers’ former Investment Management Division. Lehman Brothers and certain affiliates of Lehman Brothers retained a minority interest.

The Transaction resulted in an “assignment,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Previous Subadvisory Agreement, resulting in its termination. In anticipation of the closing of the Transaction, on February 24-25, 2009, the Directors approved a subadvisory agreement between the Manager and NB Management LLC with respect to the Portfolio (the “Subadvisory Agreement”). The Subadvisory Agreement went into effect on May 4, 2009.

The 1940 Act generally provides that an adviser or subadviser to a mutual fund may act as such only pursuant to a written contract that has been approved by a vote of the fund’s shareholders, as well as by a vote of a majority of the directors of the fund who are not parties to such contract or interested persons of any party to such contract. The Manager, however, has received from the Securities and Exchange Commission (the “SEC”) an exemption from the shareholder approval voting requirement in certain circumstances (the “SEC Exemption”). Subject to certain conditions, the SEC Exemption permits the Manager to enter into subadvisory agreements for the management of a portfolio of the Fund without obtaining the approval of the portfolio’s shareholders, including agreements with new subadvisers that are not affiliated persons of the Manager or the Fund. Such agreements must be approved by the Directors in accordance with the requirements of the 1940 Act. One of the conditions of the SEC Exemption is that the Fund must provide an information statement to the shareholders of the affected portfolio, setting forth substantially the information that a proxy statement would contain for a shareholder meeting on whether to vote to approve the agreement. In accordance with the SEC Exemption, the Fund is furnishing this Information Statement to the Shareholders in order to provide information regarding the Subadvisory Agreement.

The information set forth in this Information Statement concerning NB Management LLC and its respective affiliates has been provided to the Fund by NB Management LLC.

II.	THE TRANSACTION

Prior to May 4, 2009, the predecessor of NB Management LLC was a wholly owned subsidiary of Lehman Brothers, a publicly owned holding company. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 3, 2008, NBSH Acquisition, LLC (“NBSH”), an entity organized by key members of Neuberger Berman LLC’s senior management, was selected as the successful bidder in the public auction to acquire a majority interest in the Acquired Businesses. On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder. NBSH then assigned its rights to acquire a majority interest in the Acquired Businesses to NB Group.

The Transaction closed on May 4, 2009, and NB Management LLC is now a wholly owned subsidiary of NB Group. As of the close of the Transaction, Lehman Brothers and certain of its subsidiaries owned 49% of the common equity of NB Group, and NBSH, which is owned by portfolio managers employed by NB Group and formerly employed by NB Management LLC, Neuberger Berman LLC’s management team and certain key members and senior professionals of Lehman Brothers’ former Investment Management Division, owned 51% of NB Group’s common equity. Lehman Brothers retained the right to vote the equity interests held by its subsidiaries.

III.	DESCRIPTION OF AGREEMENTS

Management Agreement

The Manager currently serves as investment adviser and provides administrative services to the Portfolio pursuant to an advisory agreement between the Manager and the Fund, dated May 1, 2001, as amended on November 9, 2006 (the “Management Agreement”). The Management Agreement provides that the Manager will furnish to the Portfolio both investment management services and administrative services, though it permits the Manager to delegate its investment management services with respect to the Portfolios to a subadviser. The Directors approved the renewal of the Management Agreement at a meeting held on November 6-7, 2008. The Management Agreement was most recently approved by Shareholders on April 27, 2001, in connection with the hiring of the Manager as the investment adviser of the Portfolio.

Under the Management Agreement, a management fee is payable by the Portfolio to the Manager at the annual rate of 0.65% of the first $1 billion of the Portfolio’s average daily net assets and 0.60% of such assets in excess of $1 billion. The aggregate management fee payable by the Portfolio during the fiscal year ended December 31, 2008 was $6,025,622, which was 0.65% of the Portfolio’s average daily net assets.

The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and Class E shares. For the fiscal year ended December 31, 2008, the Class B shares and Class E shares of the Portfolio paid aggregate fees of $786,822 to affiliates of the Manager pursuant to the distribution plan.

Description of the Previous Subadvisory Agreement

Under the Previous Subadvisory Agreement, the Manager delegated its portfolio management responsibilities for the Portfolio to NB Management LLC. The Previous Subadvisory Agreement required NB Management LLC to manage, subject to the supervision and approval of the Manager and the Board of Directors, the investment and reinvestment of the assets of the Portfolio. NB Management LLC was authorized to take, on behalf of the Fund, all actions which it deemed necessary to implement the investment policies of the Portfolio, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by NB Management LLC. In connection with these services, NB Management LLC was obligated to make periodic reports to the Manager.

Under the Previous Subadvisory Agreement for the Portfolio, the Manager paid a subadvisory fee to NB Management LLC at the annual rate of 0.40% of the first $1 billion of the Portfolio’s average daily net assets and 0.35% of the amount of such assets in excess of $1 billion. Under the Previous Subadvisory Agreement for the Portfolio, for the fiscal year ended December 31, 2008, the Manager paid an aggregate subadvisory fee with respect to the Portfolio of $3,692,866 to NB Management LLC, which was 0.40% of the Portfolio’s average daily net assets.

The Directors approved the renewal of the Previous Subadvisory Agreement at a meeting held on November 6-7, 2008. The Shareholders generally authorized the Manager to enter into subadvisory agreements pursuant to the SEC Exemption, as described above, on April 27, 2001.

Description of Subadvisory Agreement

The Subadvisory Agreement for the Portfolio appears in Appendix A. The next several paragraphs briefly summarize some important provisions of the Subadvisory Agreement, but for a complete understanding of the Subadvisory Agreement you should read Appendix A.

The Subadvisory Agreement requires NB Management LLC to manage the investment and reinvestment of the Portfolio’s assets, subject to the supervision of the Directors and Manager. The Subadvisory Agreement requires that NB Management LLC do so in conformity with (i) the investment objective, policies and restrictions of the Portfolio set forth in the Fund’s prospectus and statement of additional information, as revised or supplemented from time to time, relating to the Portfolio, (ii) any additional policies or guidelines established by the Manager or by the Fund’s Directors that have been furnished in writing to NB Management LLC and (iii) the provisions of the Internal Revenue Code (the “Code”) applicable to “regulated investment companies” (as defined in Section 851 of the Code) and “segregated asset accounts” (as defined in Section 817 of the Code) including, but not limited to, the diversification requirements of Section 817(h) of the Code and the regulations thereunder, all as from time to time in effect, and with all applicable provisions of law, including without limitation all applicable provisions of the 1940 Act, the rules and regulations thereunder and the interpretive opinions thereof of the staff of the SEC. Subject to the foregoing, the Subadvisory Agreement generally authorizes NB Management LLC to effect portfolio transactions in its discretion and without prior consultation with the Manager. The Subadvisory Agreement also requires NB Management LLC to make periodic reports to the Manager.

Under the Subadvisory Agreement for the Portfolio, NB Management LLC is compensated at the annual rate of 0.40% of the first $1 billion of the Portfolio’s average daily net assets and 0.35% of the amount of such assets in excess of $1 billion. The Portfolio pays no fee to NB Management LLC under the Subadvisory Agreement; fees to NB Management LLC are payable solely by the Manager.

The Subadvisory Agreement provides that it shall continue in effect for two years from the date of execution, and from year to year thereafter, so long as such continuance is specifically approved at least annually (i) by the Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the Directors of the Fund who are not interested persons of the Fund, the Manager or NB Management LLC (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval.

The Subadvisory Agreement may be amended at any time by mutual consent of the Manager and NB Management LLC, provided that, if required by law (as may be modified by any exemptions received by the Manager from the SEC, or any rules or regulations adopted by, or interpretative guidance from, the SEC), such amendment shall also be approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval.

The Subadvisory Agreement provides that, except as may otherwise be provided by applicable law, NB Management LLC and its officers, partners, directors, employees, affiliates and agents shall not be subject to any liability to the Manager, the Fund, the Portfolio or the Shareholders arising out of any service rendered under the Subadvisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of any duties or by reason of reckless disregard of their obligations and duties.

The Subadvisory Agreement may be terminated at any time on sixty days’ written notice to NB Management LLC, either by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio. The Subadvisory Agreement provides that it will automatically terminate in the event of its assignment or upon the termination of the Management Agreement. The Subadvisory Agreement may also be terminated by NB Management LLC on sixty days’ written notice to the Manager and the Fund, or by the Manager, if approved by the Board of Directors, on sixty days’ written notice to NB Management LLC.

Comparison of the Previous Subadvisory Agreement to the Subadvisory Agreement

The principal terms of the Subadvisory Agreement are substantially similar to the terms of the Previous Subadvisory Agreement. The subadvisory fee is identical. Some differences include the following:

•	references to Neuberger Berman Management Inc. have been changed to references to NB Management LLC; and

•	the information is organized differently.

IV.	INFORMATION ABOUT NB MANAGEMENT LLC

Director Review of the Subadvisory Agreement with NB Management LLC

In determining to approve the Subadvisory Agreement for the Portfolio, the Board of Directors, including the Independent Directors, did not identify any single factor as determinative but took into account a number of factors, including the information they considered and the conclusions they reached in connection with their approval of the continuation of the Previous Subadvisory Agreement. That approval, on which the Directors voted at their meeting held in person on November 6-7, 2008, followed a lengthy process during which the Directors considered a variety of factors, including, for example, the nature and quality of services that the Portfolio receives, the fees that the Portfolio paid under the Previous Subadvisory Agreement, and the Portfolio’s investment performance, as well as a wide range of other matters that the Directors considered to have a bearing upon the agreements. Appendix B contains a general description of the Directors’ deliberations.

The Directors considered the nature, extent, and quality of the services to be provided to the Portfolio by NB Management LLC. In this regard, the Directors considered presentations by Fund officers and representatives of the Manager and NB Management LLC. The Directors also reviewed materials provided by the Manager and NB Management LLC (the “Director Materials”). These presentations and the Director Materials contained information that assisted the Directors in assessing NB Management LLC’s organizational structure, personnel (including particularly those personnel with responsibilities for providing services to the Portfolio), investment capacity, capitalization, investment process and regulatory/compliance capabilities, as well as NB Management LLC’s investment philosophy, performance record and trade execution capabilities. It was also noted that NB Management LLC personnel have substantial experience in managing mid cap value investments, including the Portfolio, and that the portfolio manager of the Portfolio had agreed to continue managing the Portfolio after the completion of the Transaction. The Directors concluded that they were satisfied with the nature, extent and quality of the services to be provided to the Portfolio by NB Management LLC.

The Directors considered the subadvisory fee to be paid by the Manager to NB Management LLC and the total expenses of the Portfolio. In particular, the Directors considered the fact that the subadvisory fee schedule for NB Management LLC set forth in the Subadvisory Agreement is identical to the fee schedule in the Previous Subadvisory Agreement. The Directors concluded that the subadvisory fees to be paid to NB Management LLC were reasonable and the result of arm’s-length negotiations. The Directors did not make any conclusions with respect to NB Management LLC’s expected profitability under the Subadvisory Agreement in light of NB Management LLC’s limited record of operations after the date of the Transaction. However, the Directors considered the information they were provided regarding the profitability of NB Management LLC under the Previous Subadvisory Agreement and their conclusion made in the fall of 2008 that that information supported the renewal of the Previous Advisory Agreement, which contained a fee schedule identical to that of the Subadvisory Agreement.

The Directors considered the extent to which economies of scale may be realized if the Portfolio grew and whether fee levels reflect these possible economies of scale for the benefit of shareholders in the Portfolio. In this regard, the Directors primarily considered the breakpoint in the Portfolio’s advisory and subadvisory fee schedules and how possible benefits from economies of scale may be realized by the various parties. The Directors also considered comparative breakpoint information of similar funds in a report prepared by Lipper Inc. in connection with the renewal of the Previous Subadvisory Agreement. The Directors concluded that they were satisfied with the extent to which possible economies of scale may be shared for the benefit of shareholders in the Portfolio. The Directors also took into account the substantial experience and reputation as a manager of mid cap investments of the personnel of NB Management LLC.

The Directors also considered comparisons of the services to be rendered and, as noted above, the amount to be paid, under the Subadvisory Agreement with those under the Previous Subadvisory Agreement. In this regard, the Directors in particular noted that, other than certain differences, as described above under “Comparison of Previous Subadvisory and Subadvisory Agreement,” the principal terms of the Subadvisory Agreement are substantially similar to the Previous Subadvisory Agreement.

In addition, the Directors considered NB Management LLC’s policies with respect to obtaining benefits from their use of the Portfolio’s brokerage commissions to obtain research that could be used for NB Management LLC’s other clients (as described below under “Portfolio Transactions and Brokerage”), and the Directors concluded that NB Management LLC’s policies were reasonable.

Based on their evaluation of these factors described above, and assisted by independent counsel, the Directors, including the Independent Directors, concluded it was appropriate and desirable for NB Management LLC to assume subadvisory responsibilities for the Portfolio and thus approved the Subadvisory Agreement.

Investment Style

Under normal market conditions, NB Management LLC invests at least 80% of the Portfolio’s assets in equity securities of mid capitalization companies. NB Management LLC defines mid capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell Midcap Index. As of June 30, 2008, this included companies with market capitalizations between approximately $1.4 billion and $19.1 billion. As of the same date, the median market capitalization of companies in the Russell Midcap Index was $4.2 billion. The Portfolio may invest in foreign securities.

Stock Selection

NB Management LLC looks for well-managed companies whose stock prices are undervalued. Factors in identifying these firms may include:

•	strong fundamentals, such as a company’s financial, operational and competitive positions

•	consistent cash flow

•	a sound earnings record through all phases of the market cycle.

NB Management LLC may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The Portfolio generally considers selling a stock when it reaches NB Management LLC’s target price, when it fails to perform as expected or when other opportunities appear more attractive.

Portfolio Transaction and Brokerage

In their consideration of the Subadvisory Agreement, the Directors considered NB Management LLC’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Portfolio, and such brokers’ and dealers’ provision of brokerage and research services to NB Management LLC. The following paragraphs summarize these practices.

In determining the broker through which, and the transaction cost at which, securities transactions for clients are to be effected, NB Management LLC seeks to obtain the best results for the Portfolio, taking into consideration such relevant factors as price, the broker’s execution ability, facilities, reliability and financial responsibility, and ability to help effect the transaction by contributing to the determination of such important elements as timing and order size. Commission rates, being a component of purchase/sale price, are considered as a factor. NB Management LLC does not obligate itself to seek the lowest commission cost except to the extent that it contributes to the overall goal of obtaining the best results for the Portfolio.

For the Portfolio’s most recently completed fiscal year, the Fund paid commissions totaling $91,661 (representing 5.56% of the Portfolio’s aggregate brokerage commissions for the year) to Lehman Brothers, a broker dealer affiliated with NB Management LLC by virtue of common ownership.

When unaffiliated brokers are used, consistent with best execution requirements such brokers may be permitted to charge commissions in excess of that which another broker might have charged for effecting the same transaction in recognition of the value of brokerage, research or other services provided by that broker to the Portfolio.

With regard to the use of other brokers for institutional accounts, a factor in the allocation of brokerage is NB Management LLC’s evaluation of the quality of the brokers’ research, meaning the extent to which such brokerage benefits some or all accounts. For purposes of evaluating such research, points are awarded in several categories and the allocation of brokerage business is made based upon the number of points each broker receives. Research is often received on an unrequested basis from brokers who are not awarded points. Often research received from others is not used. Brokers who are not being rewarded for research are sometimes used in the interest of securing best execution.

Furthermore, in certain instances NB Management LLC specifically allocates brokerage for research services (including research reports on issuers and industries as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced NB Management LLC’s normal internal research activities, NB Management LLC’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, NB Management LLC is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to NB Management LLC by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of NB Management LLC and may be used in connection with clients other than those clients whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, NB Management LLC always considers its best execution obligation when deciding which broker to utilize.

To ensure that accounts of all NB Management LLC’s investment clients are treated fairly in the event that transaction instructions for more than one investment account regarding the same security are received by NB

Management LLC at or about the same time, NB Management LLC may combine transaction orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the transaction order actually placed by the account bears to the aggregate size of transaction orders simultaneously made by the other accounts, subject to de minimis exceptions, with all participating accounts paying or receiving the same price. NB Management LLC believes that the Portfolio is fairly served by this policy.

NB Management LLC Operations

NB Management LLC is a wholly owned subsidiary of Neuberger Berman Holdings LLC, which is a wholly owned subsidiary of NB Group. NB Group is owned by NBSH and Lehman Brothers and certain affiliates of Lehman Brothers. NBSH is owned by, among others, portfolio managers employed by NB Group and formerly employed by NB Management LLC, Neuberger Berman LLC’s management team, and certain key members and senior professionals of Lehman Brothers’ former Investment Management Division. The address of NB Management LLC, Neuberger Berman Holdings LLC, NB Group, and NBSH is 605 Third Avenue, New York, NY 10158. The address of Lehman Brothers is 745 Seventh Avenue, New York, NY 10019.

As of May 4, 2009, NB Management LLC and its affiliates had assets under management of approximately $158 billion.

NB Management LLC acts as investment adviser or subadviser to the funds listed in the table below, each of which has similar investment objectives to that of the Portfolio. NB Management LLC does not waive or reduce its compensation, except as noted below, for any fund shown in the table as of May 31, 2009.

Fund	Net Assets as of May 31, 2009 (Millions)	Annual Fee Rate as a Percentage of Average Annual Assets	Relationship (Adviser or Subadviser)
Sub-Advised Account 1*	$118.4	0.40% on first $1 Billion 0.35% over $1 Billion	Subadviser
Sub-Advised Account 2*	$68.2	0.43% on all assets	Subadviser
Neuberger Berman Regency Fund Investor Class	$36.9	0.550% on first $250 Million 0.525% on next $250 Million 0.500% on next $250 Million 0.475% on next $250 Million 0.450% on next $500 Million 0.425% on next $2.5 Billion 0.400% over $4 Billion	Adviser

*	For confidentiality purposes, the names of the sub-advised relationships have been omitted. These represent two accounts managed in a similar fashion to the Portfolios. With regard to Sub-Advised Account 1, NB Management LLC has entered into an agreement to waive the compensation due to it to the extent necessary to reduce its effective monthly subadvisory fees from this client by the following percentages based on the combined average daily net assets of the client’s portfolios. As of May 31, 2009, assets were below $750 million, and there was no Fee Waiver in effect.

Combined Asset Levels	Percentage Fee Waiver
Assets up to $750 million	No Fee Reduction
Assets between $750 million and $1.5 billion	5.0% Fee Reduction
Assets between $1.5 billion and $3.0 billion	7.5% Fee Reduction
Assets above $3.0 billion	10.0% Fee Reduction

The principal executive officers and directors of NB Management LLC and their principal occupations are set forth below. The address of each such person is Neuberger Berman Management LLC, 605 Third Avenue, 2nd Floor, New York, New York 10158.

Name	Position
Joseph Amato	Director
Robert Conti	President and Chief Executive Officer
Bradley Tank	Managing Director and CIO (Fixed Income)
Andrew Provencher	Managing Director, Head of Intermediary Distribution

V.	OTHER INFORMATION

Information about the Manager

The Manager is a Delaware limited liability company. MetLife Investors Group, Inc. (“Met Investors Group”) owns all of the voting interest in the Manager. Met Investors Group is a wholly owned subsidiary of MetLife Inc. (“MetLife”), a publicly traded company. The members of the Manager include each insurance company the separate accounts of which invest in registered investment companies to which the Manager serves as investment adviser. The Chairman of the Board and President of the Manager is Elizabeth M. Forget. Ms. Forget, Paul G. Cellupica, and Alan C. Leland, Jr. are the Manager’s directors. Ms. Forget is the President and Chief Executive Officer of the Fund, and her principal occupation is Senior Vice President of MetLife. Mr. Cellupica does not have a position with the Fund, and his principal occupation is Chief Counsel, Securities Regulation & Corporate Services, of MetLife. Mr. Leland is a Senior Vice President of the Fund and Vice President of MetLife, and his principal occupation is Treasurer and Chief Financial Officer of the Manager. The address of Ms. Forget and Mr. Cellupica is 1095 Avenue of the Americas, New York, New York 10036. The address of the Manager and Mr. Leland is 501 Boylston Street, Boston, Massachusetts 02116. The address of Met Investors Group is 22 Corporate Plaza Dr., Newport Beach, CA 92660. The address of MetLife is 200 Park Avenue, New York, NY 10166.

Information About the Fund

Copies of the most recent annual report of the Fund may be obtained without charge by calling (800) 638-7732 or by writing to Michael P. Lawlor, Metropolitan Series Fund, Inc., c/o MetLife Advisers, LLC at 501 Boylston Street, Boston, Massachusetts 02116. This Information Statement, the most recent annual report to Shareholders, and any amendments or supplements to the foregoing material that are required to be furnished to Shareholders are available on the Internet at www.metlife.com/msf.

Ownership of Shares

Shares of the Portfolio are available for purchase only by separate accounts established by MetLife and its insurance company affiliates (collectively, the “Insurance Companies”), and certain eligible qualified retirement plans (“Qualified Plans”). The Fund serves as the investment vehicle for (1) variable insurance, variable annuity and group annuity products of the Insurance Companies and (2) Qualified Plans. Shares of the Portfolio are not offered for direct purchase by the investing public. Each Class A, Class B and Class E Share of the Portfolio is entitled to one vote. The number of shares of beneficial interest of the Portfolio issued and outstanding as of the Record Date was as follows:

Class A	18,286,073
Class B	17,517,390
Class E	3,091,207

Beneficial Ownership

To the extent known by the Fund, there are no persons owning contracts which would entitle them to instruct the Insurance Companies with respect to 5% or more of any class of the voting securities of the Portfolio.

The officers and Directors of the Fund owned less than 1% of the outstanding shares of any class of the Portfolio on the Record Date.

Because the Insurance Companies own 100% of the Shares of the Fund, they may be deemed to be in control (as that term is defined in the 1940 Act) of the Fund.

Principal Underwriter

MetLife Investors Distribution Company, Inc., located at 5 Park Plaza, Irvine, CA 92614, is the Fund’s principal underwriter.

APPENDIX A

METROPOLITAN SERIES FUND, INC.

SUB-ADVISORY AGREEMENT

(Neuberger Berman Mid Cap Value Portfolio)

This Sub-Advisory Agreement (this “Agreement”) is entered into as of May 4, 2009 by and between MetLife Advisers, LLC, a Delaware limited liability company (the “Manager”) and Neuberger Berman Management LLC, a New York limited liability company (the “Subadvisor”).

WHEREAS, the Manager has entered into an Advisory Agreement dated May 1, 2001, as amended on November 9, 2006 (the “Advisory Agreement”), with Metropolitan Series Fund, Inc. (the “Fund”), pursuant to which the Manager provides portfolio management and administrative services to the Neuberger Berman Mid Cap Value Portfolio of the Fund (the “Portfolio”);

WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more subadvisers;

WHEREAS, the Manager desires to retain the Subadviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Subadviser agree as follows:

1.    Sub-Advisory Services.

(a) The Subadviser shall, subject to the supervision of the Manager and in cooperation with the Manager, as administrator, or with any other administrator appointed by the Manager (the “Administrator”), manage the investment and reinvestment of the assets of the Portfolio. The Subadviser shall invest and reinvest the assets of the Portfolio in conformity with (1) the investment objective, policies and restrictions of the Portfolio set forth in the Fund’s prospectus and statement of additional information, as revised or supplemented from time to time, relating to the Portfolio (the “Prospectus”), (2) any additional policies or guidelines established by the Manager or by the Fund’s Directors that have been furnished in writing to the Subadviser and (3) the provisions of the Internal Revenue Code (the “Code”) applicable to “regulated investment companies” (as defined in Section 851 of the Code) and “segregated asset accounts” (as defined in Section 817 of the Code) including, but not limited to, the diversification requirements of Section 817(h) of the Code and the regulations thereunder, all as from time to time in effect (collectively, the “Policies”), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the “1940 Act”) the rules and regulations thereunder and the interpretive opinions thereof of the staff of the Securities and Exchange Commission (“SEC”) (“SEC Positions”); provided, however, that the Manager agrees to inform the Subadviser of any and all applicable state insurance law restrictions that operate to limit or restrict the investments the Portfolio might otherwise make (“Insurance Restrictions”), and to inform the Subadviser promptly of any changes in such Insurance Restrictions. Subject to the foregoing, the Subadviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Portfolio may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Subadviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Subadviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Portfolio as the Manager shall determine are necessary in order for the Portfolio to comply with the Policies.

(b) The Subadviser shall furnish the Manager and the Administrator daily, weekly, monthly, quarterly and/or annual reports concerning portfolio transactions and the investment performance of the Portfolio in such form as may be mutually agreed upon, and agrees to review the Portfolio and discuss the management of the Portfolio with representatives or agents of the Manager, the Administrator or the Fund at their reasonable request. The Subadviser shall, as part of a complete portfolio compliance testing program, perform quarterly diversification testing under Section 817 (h) of the Code. The Subadviser shall provide timely notice each calendar quarter that such diversification was satisfied, or if not satisfied, that corrections were made within 30 days of the end of the calendar quarter. The Subadviser shall also provide the Manager, the Administrator or the Fund with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Fund from time to time, including without limitation all material as reasonably may be requested by the Directors of the Fund pursuant to Section 15(c) of the 1940 Act.

(c) The Subadviser shall provide to the Manager a copy of the Subadviser’s Form ADV as filed with the SEC and as amended from time to time and a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolio;

(d) In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

(e) Unless the Manager gives the Subadviser written instructions to the contrary, the Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interest of the Portfolio’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested.

(f) As the delegate of the Directors of the Fund, the Subadviser shall provide Manager with information providing the basis for reasonable and good faith fair valuations for any securities in the Portfolio for which the Subadviser deems current market quotations are either not readily available or not reliable. Subadviser will also provide fair valuation information in response to the reasonable inquiry of the Manager or Manager’s delegate.

(g) The Subadviser shall be responsible for expenses relating to the printing and mailing of any prospectus supplement, exclusive of annual updates, required solely as a result of actions taken by the Subadviser, including but not limited to, portfolio manager changes or disclosure changes requested by the Subadviser that affect the investment objective, principal investment strategies, principal investment risks and portfolio management sections of the prospectus. Application of this provision will not apply where the above-described changes can be implemented through annual updates or revisions otherwise required of the Manager but not prompted solely as a result of actions taken by the Subadviser.

2. Obligations	of the Manager.

(a) The Manager shall provide (or cause the Fund’s custodian to provide) information to the Subadviser in a timely manner regarding such matters as the composition of assets in the Portfolio, cash requirements and cash available for investment in the Portfolio, and all other information as may be reasonably necessary for the Subadviser to perform its responsibilities hereunder.

(b) The Manager has furnished the Subadviser a copy of the Prospectus and agrees during the continuance of this Agreement to furnish the Subadviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Subadviser with relevant sections of minutes of meetings of the Directors of the Fund applicable to the Portfolio to the extent they may affect the duties of the Subadviser, and with copies of any financial statements or reports of the Fund with respect to the Portfolio to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement, including, but not limited to, timely information relating to any Insurance Restrictions.

(c) The Subadviser agrees that all books and records which it maintains for the Fund are the Fund’s property. The Subadviser also agrees upon request of the Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Subadviser shall permit all books and records with respect to the Portfolio to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Subadviser further agrees to maintain and preserve the Fund’s books and records in accordance with the Investment Company Act and rules thereunder.

3.    Custodian. The assets of the Portfolio shall be maintained in the custody of an eligible custodian (the “Custodian”) identified in, and in accordance with the terms and conditions of, a custody agreement (the “Custody Agreement”) (or any sub-custodian properly appointed as provided in the Custody Agreement). The Subadviser shall provide timely instructions directly to the Custodian, in the manner and form as required by the Custody Agreement (including with respect to exchange offerings and other corporate actions) necessary to effect the investment and reinvestment of the Portfolio’s assets. Any assets added to the Portfolio shall be delivered directly to the Custodian.

4.    Expenses. Except for expenses specifically assumed or agreed to be paid by the Subadviser pursuant hereto, the Subadviser shall not be liable for any expenses of the Manager or the Fund including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Portfolio, and (c) custodian fees and expenses. The Subadviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

5.    Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Subadviser shall place all orders for the purchase and sale of securities for the Portfolio with brokers or dealers selected by the Subadviser, which may include brokers or dealers affiliated with the Subadviser, provided such orders comply with Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act in all respects. To the extent consistent with applicable law and then current SEC positions, purchase or sell orders for the Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. The Subadviser shall use its best efforts to obtain execution of transactions for the Portfolio at prices which are advantageous to the Portfolio and at commission rates that are reasonable in relation to the benefits received. However, the Subadviser may, in accordance with applicable law and the current SEC positions, select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Portfolio and/or other accounts serviced by the Subadviser. Not all such services or products need to be used by the Subadviser in managing the Portfolio.

6.     Compensation of the Subadviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Subadviser hereunder, the Manager shall pay the Subadviser compensation at the annual rate of 0.40% for the first $1 billion of the Portfolio’s average net assets and 0.35% over $1 billion of the Portfolio’s average net assets. Average daily net assets will include cash and all payables and receivables including accrued income and accrued expenses.

Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Portfolio pursuant to the Advisory Agreement. If the Subadviser shall serve for less than the whole of any month or other agreed upon interval, the forgoing compensation shall be prorated. The Manager may from time to time waive the compensation it is entitled to receive from the Fund; however, any such waiver will have no effect on the Manager’s obligation to pay the Subadviser the compensation provided for herein.

7.     Non-Exclusivity. The Manager agrees that the services of the Subadviser are not to be deemed exclusive and that the Subadviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Subadviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Subadviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement. The Manager recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager. Notwithstanding the forgoing, the Subadviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio, provided the Subadviser receives the express agreement and consent of the Manager and/or the Fund’s Board of Directors to execute futures account agreements, ISDA Master Agreements and other documents related thereto, which consent shall not be unreasonably withheld. In such respect, and only for this limited purpose, the Subadviser shall act as the Manager’s and the Fund’s agent and attorney-in-fact.

8.     Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Subadviser nor any of its officers, directors, employees or agents shall be subject to any liability to the Manager, the Fund, the Portfolio or any shareholder of the Portfolio for any loss arising from any claim or demand based upon any error of judgment, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadviser’s duties or by reason of reckless disregard by the Subadviser of its obligations and duties. The Manager acknowledges and agrees that the Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

9.    Indemnification. The Manager agrees to indemnify and hold harmless the Subadviser, its officers and directors, and any person who “controls” the Subadviser, within the meaning of Section 15 of the Securities Act of 1933, as amended (the “1933 Act”), from and against any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) suffered by Subadviser resulting from (i) the Manager’s breach of any provision of this Agreement, (ii) willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Advisor or any of its officers, directors or employees in the performance of the Manager’s duties and obligations under this Agreement or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus and Statement of Additional Information, as amended or supplemented from time to time or promotional materials pertaining or relating to the Fund or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Fund other than in reliance upon written information furnished by the Subadviser or any affiliated person of the Subadviser, expressly for use in the Fund’s registration statement or other than upon verbal information confirmed by the Subadviser in writing expressly for use in the Fund’s registration statement.

In no case shall the Manager’s indemnity in favor of the Subadviser or any affiliated person or controlling person of the Subadviser, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

The Subadviser agrees to indemnify and hold harmless the Manager, its officers and directors, and any person who “controls” the Manager, within the meaning of Section 15 of the 1933 Act, from and against any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) suffered by Manager resulting from (i) the Subadviser’s breach of its duties under this Agreement, (ii) willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Subadviser or any of its officers, directors or employees in the performance of the Subadviser’s duties and obligations under this Agreement or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or Statement of Additional Information, as amended or supplemented from time to time relating to the Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadviser to the Manager, the Fund or any affiliated person of the Manager or the Fund expressly for use in the Fund’s registration statement, or upon verbal information confirmed by the Subadviser in writing expressly for use in the Fund’s registration statement; or (iv) to the extent of, and as a result of, the failure of the Subadviser to execute, or cause to be executed, portfolio transactions with respect to the Assets of the Fund according to the standards and requirements of the 1934 Act, the 1940 Act and the Advisers Act.

In no case shall the Subadviser’s indemnity in favor of the Manager or any affiliated person or controlling person of the Manager, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

10.    Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

(a) unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval;

(b) this Agreement may at any time be terminated on sixty days’ written notice to the Subadviser either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

(c) this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement;

(d) this Agreement may be terminated by the Subadviser on sixty days’ written notice to the Manager and the Fund, or, if approved by the Board of Directors of the Fund, by the Manager on sixty days’ written notice to the Subadviser; and

Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

11.    Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Subadviser, provided that, if required by law (as may be modified by any exemptions received of the Manager), such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Directors of the Fund who are not interested persons of the Fund, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval.

12.    Certain Definitions. For the purpose of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person” and “assignment” shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

13. General.

(a) The Subadviser may perform its services through any employee, officer or agent of the Subadviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Portfolio shall perform the portfolio management duties described therein until the Subadviser notifies the Manager that one or more other employees, officers or agents of the Subadviser, identified in such notice, shall assume such duties as of a specific date.

(b) If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

(c) This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

14. Use	of Name.

It is understood that the phrase “Neuberger Berman” and any logos associated with that name are the valuable property of the Subadviser. The Fund or Manager shall furnish, or shall cause to be furnished, to the Subadviser or its designee, each piece of sales literature or other promotional material in which the Subadviser is named, at least ten (10) business days prior to its use. The Subadviser shall be permitted to review and approve the material in written or electronic form prior to such printing, with such approval not to be unreasonably withheld. Upon termination of this Agreement, the Fund shall forthwith cease to use such phrases and logos.

15. Confidentiality

Subject to the duty of the Manager or Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Subadviser and the Fund in respect thereof. It is understood that any information or recommendation supplied by the Subadviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Manager, the Fund or such persons as the Manager may designate in connection with the Fund.

METLIFE ADVISERS, LLC		NEUBERGER BERMAN MANAGEMENT LLC

By:	/S/ ALAN C. LELAND JR.	By:	/S/ ROBERT CONTI
	Alan C. Leland Jr.		Robert Conti
	Chief Financial Officer & Treasurer		President

APPENDIX B

Metropolitan Series Fund, Inc.’s (the “Fund’s”) Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife

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Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent

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third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

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